	       SECURITIES AND EXCHANGE COMMISSION

		     Washington, D.C. 20549



			    FORM 8-K


			 CURRENT REPORT



	     Pursuant to Section 13 or 15(d) of the
		 Securities Exchange Act of 1934



		Date of Report:  July 28, 1995



			 U S WEST, INC.
A Colorado     Commission File     IRS Employer Identification
Corporation     Number 1-8611           No. 84-0926774

	7800 East Orchard Road, Englewood, Colorado 80111


		 Telephone Number (303) 793-6500

Item 7.  Exhibits

EXHIBIT NO.     DESCRIPTION
27             Financial Data Schedule

99A Press Release issued July 28, 1995 concerning the second quarter earnings results of U S WEST, Inc.
	       (the "Company").

99B.1          Unaudited Consolidated Statements of Income of the
	       Company for quarters and six months ended June 30, 1994 and June 30, 1995, filed in connection with the Press Release dated July 28, 1995.

99B.2          Unaudited Selected Consolidated Data of the
	       Company for quarters and six months ended June 30, 1994 and June 30, 1995, filed in connection with the Press Release dated July 28, 1995.

99B.3          Unaudited Consolidated Balance Sheets of the
	       Company filed in connection with the Press Release dated July 28, 1995.

99B.4 Unaudited Consolidated Statements of Cash Flows of the Company for quarters and six months ended June
	       30, 1994 and June 30, 1995, filed in connection with the Press Release dated July 28, 1995.

99B.5          Unaudited Statements of Income of U S WEST
	       Communications Group for quarters and six months ended June 30, 1994 and June 30, 1995, filed in connection with the Press Release dated July 28, 1995.


EXHIBIT NO.     DESCRIPTION
99B.6          Unaudited Selected Combined Group Data for
	       U S WEST Communications Group for quarters and six
	       months ended June 30, 1994 and June 30, 1995,
	       filed in connection with the Press Release dated
	       July 28, 1995.

99B.7          Unaudited Combined Statements of Income for
	       U S WEST Media Group for quarters and six months ended June 30, 1994 and June 30, 1995, filed in connection with the Press Release dated July 28, 1995.

99B.8          Unaudited Selected Combined Group Data for
	       U S WEST Media Group for quarters and six months ended June 30, 1994 and June 30, 1995, filed in connection with the Press Release dated July 28, 1995.

99B.9 Selected Proportionate Financial Data filed in connection with the Press Release dated July 28, 1995.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


U S WEST, Inc.

/s/ STEPHEN E. BRILZ

By __________________________
Stephen E. Brilz
Senior Attorney and
Assistant Secretary

Dated:  July 28, 1995